Exhibit 99.2

LuxUrban Hotels Inc. Signs A Non-Binding Letter of Intent for Proposed Joint Venture
with Lockwood Development Partners LLC and The Bright Hospitality Management to
Elevate Hotel Operations and Guest Experience

-Strategic initiative would provide LuxUrban with a $7 million initial capital infusion, offering the opportunity to broaden its market impact representing a key milestone in building Lux 2.0

-Joint venture would leverage advanced technology integration to streamline operations, elevate service offerings, and deliver an enhanced guest experience

MIAMI, November 19, 2024 (GLOBE NEWSWIRE) -- LuxUrban Hotels Inc. (Nasdaq: LUXH), a hospitality company that leases entire hotels on a long-term basis, manages these hotels, and rents out rooms to guests in the properties it leases, today announced the signing of a Non-Binding Letter of Intent (LOI) with Lockwood Development Partners LLC and The Bright Hospitality Management, LLC proposing to establish a joint venture (“JV”) focused on hotel services and operations.

The joint venture would initially focus on two LuxUrban properties in New York City, with the parties to consider expansion of the relationship to include additional LuxUrban hotels based on success of the initiative. The collaboration would leverage Lockwood’s established presence in hotel development and Bright’s innovative hospitality technology to create a unique guest experience and optimize operational efficiencies.

Key Highlights of the Joint Venture:

Initial Capital Investment: Lockwood would initially invest approximately $7 million to address obligations and enhance facilities in the initial two JV hotels, with potential additional investments reaching up to $35 million if all existing LuxUrban hotels are later added to the JV structure.

Property Enhancements: The JV will focus on rejuvenating the initial two JV properties, incorporating advanced technologies and amenities designed to improve operational performance and guest satisfaction.

Technology-Driven Guest Experience: The JV would leverage Bright’s platform, which features AI-driven management tools, to enhance guest satisfaction and streamline hotel operations.

Brand Integration: The JV would introduce Lockwood’s Vitality brand to the New York City market, enhancing customer engagement through a loyalty program and cohesive branding strategy.

Scalable Growth: The Non-Binding Letter of Intent contemplates that the definitive agreements will outline a pathway for expanding the JV to include additional LuxUrban properties, contingent upon achieving initial success and obtaining necessary consents and approvals, including the approval of the stockholders and noteholders of LuxUrban and the landlords for any additional properties.

Robert Arigo, CEO of LuxUrban Hotels, expressed, “We are excited about the opportunity to partner with Lockwood and Bright in this innovative joint venture. This collaboration would represent a significant step forward in enhancing our operational model and offering our guests a premier hospitality experience. By integrating our resources and leveraging new technologies, we would aim to set a new standard for quality service in the industry. Aligning with experienced partners, the JV would open up the potential to expand our footprint and bring value to additional properties, creating a strong foundation for future growth as we continue our Lux 2.0 efforts.”

The initial pilot JV will require approval of the landlords for the two hotels, approval of certain of LuxUrban’s debt holders (which has been obtained), and the negotiation and execution by the parties of definitive agreements governing the JV. While the companies will work closely together to secure all consents and approvals and finalize the definitive agreements, there can be no certainty that these will be obtained and executed. There are numerous risks and factors that could result in the terms of the JV being modified or not being consummated or commercially launched at all. The Company will disclose final terms of the definitive agreements if and when same are executed.

Charles Everhardt, President of Lockwood Development Partners, added, “Lockwood is dedicated to expanding its hotel portfolio in partnership with Rob Arigo and LuxUrban Hotels. Our mission centers on leveraging cutting-edge hospitality technology while operating at the highest levels of efficiency. We deeply respect our union hotel employees and are committed to treating them with the highest regard. With New York City’s hotel market on the upswing, we’re thrilled to play a part in delivering a top-notch experience that NYC truly deserves.”

LuxUrban Hotels Inc. continues to seek strategic opportunities that align with its mission of excellence in hospitality and innovative asset management, and looks forward to sharing further updates as the partnership progresses.

LuxUrban Hotels Inc.

LuxUrban Hotels Inc. secures long-term operating rights for entire hotels through Master Lease Agreements (MLA) and rents out, on a short-term basis, hotel rooms to business and vacation travelers. The Company is strategically building a portfolio of hotel properties in destination cities by capitalizing on the dislocation in commercial real estate markets and the large amount of debt maturity obligations on those assets coming due with a lack of available options for owners of those assets. LuxUrban’s MLA allows owners to hold onto their assets and retain their equity value while LuxUrban operates and owns the cash flows of the operating business for the life of the MLA.

Lockwood Development Partners

Lockwood Development Partners brings decades of expertise in real estate, development, and finance, with a history of successfully transforming distressed assets and pursuing large-scale developments. Its portfolio includes a range of hospitality properties and strategic ventures, including partnerships with major brands and cutting-edge technological innovations in the hotel industry.

The Bright Hospitality Management

Bright Hospitality Management delivers enterprise solutions to leading hotels worldwide, leveraging innovative technology and best-in-class services to optimize revenue, enhance profitability, and elevate the guest experience. With decades of industry expertise, Bright Hospitality offers customized solutions tailored to the unique challenges of each property and employs intelligent systems to streamline operations, reduce costs, and improve guest satisfaction.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). The statements contained in this release that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this release may include, for example, statements with respect to the Company’s ability to successfully finalize definitive documentation relating to the JV, ability to timely obtain all necessary consents to the JV, its ability to successfully launch the JV, the economic benefits to the Company with respect to the JV, both in its pilot form and any expanded form, its ability to improve its working capital and cash flow profiles, enhance its balance sheet and deliver organic revenue growth, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. The forward-looking statements contained in this release are based on current expectations and belief concerning future developments and their potential effect on the Company. There can be no assurance the JV will be consummated as currently planned or at all or that other future developments will be those that have been anticipated. These forward-looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 15, 2024, and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10-Q or other public filings with the SEC, the base prospectus comprising part of the Registration Statement and when filed, the prospectus supplement filed with respect thereto. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

For more information, contact:

Investor Relations:
Jeff Ramson, PCG Advisory
Email: Jramson@pcgadvisory.com

Corporate:
Robert Arigo, CEO
Email: rob@luxurbanhotels.com

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